UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  February 25, 2013

Future Energy, Corp.

(Exact name of registrant as specified in its charter)

Nevada	000-54870	41-2281199
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

840 23rd Street, St. Georges, QC Canada G5Y 4N6

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code:  (418) 263-2272

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On February 15, 2013, we entered into a non-binding letter of intent with MarilynJean Media Inc., a private company organized under the laws of the Province of British Columbia, whereby, following entry into a formal agreement and the closing thereof, we propose to acquire all of the securities of MarilynJean Media Inc. in exchange for the issuance of 181,432,000 shares of common stock in the capital of our company.  A copy of the letter of intent is filed as Exhibit 10.1 to this current report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

No.	Description
10.1	Letter of Intent with MarilynJean Media Inc. dated February 15, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUTURE ENERGY, CORP.

/s/ Chester Ku

Chester Ku

Director

February 25, 2013